UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2016
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DreamWorks Animation SKG, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California		91201
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (818) 695-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 2, 2016, DreamWorks Animation SKG, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Second Amended and Restated 2008 Omnibus Incentive Compensation Plan (the “Plan”). The Company’s Board of Directors had previously adopted the Plan, subject to stockholder approval. For a description of the Plan, see the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 22, 2016. A copy of the Plan was attached thereto as Annex A to the Proxy Statement.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On June 2, 2016, the Company held the Annual Meeting. The agenda items for such meeting are shown below along with the vote of the Company's Class A and Class B common stock, voting together as a single class, with respect to such agenda items.

1.	Election of eight directors to serve for the ensuing year or until their successors are duly elected and qualified.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Jeffrey Katzenberg	155,048,161	26,696,822	10,976,578
Harry Brittenham	180,052,059	1,692,924	10,976,578
Thomas E. Freston	150,100,049	31,644,934	10,976,578
Lucian Grainge	150,022,905	31,722,078	10,976,578
Mellody Hobson	155,844,691	25,900,292	10,976,578
Jason Kilar	181,655,530	89,453	10,976,578
Michael Montgomery	181,650,242	94,741	10,976,578
Mary Agnes Wilderotter	181,562,039	182,944	10,976,578

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016.

Number of Votes
Votes for	192,690,737
Votes against	14,654
Votes abstained	16,170

3.	Approval of the adoption of the Second Amended and Restated 2008 Omnibus Incentive Compensation Plan.

Number of Votes
Votes for	155,329,051
Votes against	26,375,733
Votes abstained	40,199
Broker non-votes	10,976,578

4.	An advisory vote to approve named executive officer compensation.

Number of Votes
Votes for	155,119,127
Votes against	26,587,241
Votes abstained	38,615
Broker non-votes	10,976,578

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Second Amended and Restated 2008 Omnibus Incentive Compensation Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 22, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DreamWorks Animation SKG, Inc.
Date: June 7, 2016	By:	/s/ Andrew Chang
Andrew Chang
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amended and Restated 2008 Omnibus Incentive Compensation Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 22, 2016).